Derivative Instruments	12 Months Ended
Dec. 31, 2010
Derivatives [Abstract]
Derivative Instruments and Hedging Activities Disclosure
DERIVATIVE INSTRUMENTS
We utilize derivative instruments to manage interest rate risk.
Derivatives that are not designated as hedges for accounting purposes must be adjusted to fair value through income. We designated our current interest rate swaps as cash flow hedges through September 30, 2010, and measured their effectiveness using the long-haul method. If the derivative qualifies and is designated as a hedge, depending on the nature of the hedge, changes in its fair value will either be offset against the change in fair value of the hedged item through earnings or recognized in other comprehensive income (loss) until the hedged item is recognized in earnings. The effective portion of any gain or loss on our interest rate swaps is recorded in other comprehensive income (loss). We use the hypothetical derivative method to measure the ineffective portion of our interest rate swaps. Any ineffective portion of a derivative's change in fair value is immediately recognized in earnings.
Interest Rate Swap Agreements
The Company has entered into floating-to-fixed interest rate swap arrangements in order to manage interest rate risk relating to its Amended Credit Facility. At December 31, 2010 and 2009, we were a party to certain floating-to-fixed interest rate swap agreements with an aggregate notional amount of $500 million, whereby we receive payments based upon the three-month LIBOR and make payments based upon a stipulated fixed rate. These interest rate swap agreements modify the Company's exposure to interest rate risk by synthetically converting a portion of the Company's floating-rate debt to a fixed rate.
The following table presents the historical fair value of the interest rate swaps recorded in the accompanying consolidated balance sheets as of December 31, 2010 and 2009 (in thousands). As of both December 31, 2010 and 2009, these interest rate swaps are included in other long-term liabilities.

			Fair Value of Liability
			December 31,
Effective Date	Notional Amount	Fixed Rate	2010	2009	Maturity Date
September 28, 2007	$100,000	5.13%	$2,374	$5,872	June 30, 2011
September 28, 2007	200,000	5.14%	4,751	11,749	June 30, 2011
June 30, 2008	200,000	5.13%	4,746	11,735	June 30, 2011
Totals	$500,000		$11,871	$29,356
If we had terminated our interest rate swaps as of December 31, 2010 or 2009, we would have been required to pay a total of $12.0 million or $31.0 million, respectively, based on the settlement values of such derivative instruments.
Hedge Accounting
These derivative instruments have been accounted for as cash flow hedges through September 30, 2010. Accounting for cash flow hedging requires determining a division of hedge results deemed effective and deemed ineffective. However, most of the Company's hedges were designed in such a way so as to perfectly offset specifically-defined interest payments, such that no ineffectiveness has occurred, nor would any ineffectiveness occur, as long as the forecasted cash flows of the designated hedged items and the associated swap contracts remain unchanged.
However, on October 1, 2010, in anticipation of the refinancing of our bank credit facility, we de-designated all of our interest rate swap agreements as cash flow hedges. Concurrent with the de-designation of the hedging relationship, hedge accounting was suspended and the amount remaining in accumulated other comprehensive loss associated with this cash flow hedging relationship was frozen. This amount is being amortized into interest expense over the respective remaining term of the associated debt. Prospectively, all changes in the fair value of these interest rate swaps will be recognized immediately in earnings.
Fair Value
Fair value approximates the amount the Company would pay if these contracts were settled at the respective valuation dates. Fair value is estimated based upon current, and predictions of future, interest rate levels along a yield curve, the remaining duration of the instruments and other market conditions, and therefore, is subject to significant estimation and a high degree of variability and fluctuation between periods. The fair value is adjusted, to reflect the impact of credit ratings of the counterparties or the Company, as applicable. These adjustments resulted in a reduction in the fair values as compared to their settlement values.
Credit risk relating to derivative counterparties is mitigated by using multiple, highly rated counterparties, and the credit quality of each is monitored on an ongoing basis.
The fair values of our derivative instruments at December 31, 2010 and 2009 include $0.2 million and $1.6 million, respectively, of credit valuation adjustments to reflect the impact of the credit ratings of both the Company and our counterparties, based primarily upon the market value of the credit default swaps of the respective parties. These credit valuation adjustments resulted in a reduction in the fair values of our derivative instruments as compared to their settlement values.
Classification of Changes in Fair Value
The effect of derivative instruments on the consolidated statements of operations for the years ended December 31, 2010, 2009 and 2008 was as follows (in thousands):

Derivatives in a Cash Flow Hedging Relationship - Interest Rate Swap Contracts	Gain (Loss) Recognized in OCI on Derivative (Effective Portion)	Location of Gain (Loss) Reclassified from AOCI into Income (Ineffective Portion)	Gain (Loss) Reclassified from AOCI into Income (Ineffective Portion)
December 31, 2010	$16,356	Interest expense	$(4,580)
December 31, 2009	2,871	Interest expense	2,081
December 31, 2008	(14,221)	Interest expense	2,146

Derivatives Not Designated as Hedging Instruments - Interest Rate Swap Contracts	Location of Gain (Loss) Recognized in Income on Derivative (Ineffective Portion)	Gain (Loss) Recognized in Income on Derivative (Ineffective Portion)
December 31, 2010	Fair value adjustment of derivative instruments	$(480)
December 31, 2009	Fair value adjustment of derivative instruments	—
December 31, 2008	Fair value adjustment of derivative instruments	425
The net effect of our floating-to-fixed interest rate swaps resulted in an increase in interest expense of $22.7 million, $23.6 million and $5.2 million for the years ended December 31, 2010, 2009 and 2008, as compared to the contractual rate of the underlying hedged debt, for these periods.
During the year ended December 31, 2010, upon de-designation of our interest rate swap agreements as hedges, we recognized $0.5 million as a loss on the change in the fair value of these swaps. In addition, during the years ended December 31, 2010, 2009 and 2008, the Company amortized $4.6 million, $2.1 million and $2.1 million in OCI related to these, and other derivatives that were previously de-designated as hedging instruments.
During the year ending December 31, 2011, the Company anticipates that approximately a $11.5 million loss will be reclassified from OCI to earnings, as part of interest expense, related to effective hedge results during the period the hedge was in effect.